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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 26, 2003
                                                 -------------------------------

                        GLOBAL POWER EQUIPMENT GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     001-16501                     73-1541378
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 (State or other              (Commission File                (IRS Employer
 jurisdiction of                  Number)                    Identification No.)
 incorporation)


6120 South Yale
Suite 1480
Tulsa, Oklahoma                                                    74136
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (918) 488-0828
                                                   -----------------------------

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Item 9.   Regulation FD Disclosure.

          On March 26, 2003, the Registrant issued a press release announcing it will be making a presentation to the investment community at the Deutsche Bank 2003 Basic Industries Conference in New York City on Monday, March 31, at 9:00 a.m. EST. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is not filed but is furnished pursuant to Regulation FD.

          During the Registrant's forthcoming presentation at the Deutsche Bank 2003 Basic Industries Conference, a representative of the Registrant intends to provide information that the Registrant has recently received advance notice of awards for multiple projects in The People's Republic of China (China). The monetary value of these preliminary orders, where certain terms and conditions are still being finalized, are estimated to range between $25 to $30 million dollars. The Registrant intends to communicate that these preliminary orders will not be included in its firm backlog at the end of its current fiscal quarter ending March 29, 2003, but anticipates that those orders, along with other preliminary orders it has announced, will be included in its firm bookings, and realized as revenue, in subsequent periods. The Registrant is also pursuing a significantly larger volume of business within China as part of a multi-year gas turbine power plant program underway in China. The Registrant will not be providing any details of the business opportunities in China on a segment basis prior to its scheduled April 28, 2003 earnings announcement.

                           Forward Looking Statements

          Statements contained in this filing regarding the Registrant's or management's expectations, predictions or beliefs, including statements concerning the expectations about the preliminary orders for the projects in China and the pursuit of additional business in China, are forward looking statements within the meaning of U.S. federal securities laws. These forward looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Registrant's actual results to differ materially from those projected. For example, the preliminary orders are subject to the negotiation of the definitive terms and conditions, and there can be no assurances that the Registrant will successfully receive a firm order for these projects, the dollar amount of firm orders actually obtained or the timing of such orders and the realization of revenues therefrom. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under "Risk Factors" in the Registrant's Form 10-K for the period ending December 28, 2002, and other reports on file with the U.S. Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2003

                                               GLOBAL POWER EQUIPMENT GROUP INC.


                                               By: /s/ John M. Matheson
                                                  ------------------------------
                                                   John M. Matheson
                                                   Secretary

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                                  EXHIBIT INDEX


Exhibit No.        Description
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99.1               Press Release dated March 26, 2003